UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 17, 2005

                                Genio Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                  0-27587                            22-3360133
         (Commission File Number)                 (I.R.S. Employer
                                               Identification Number)


                                 (212) 897-6914
              (Registrant's Telephone Number, Including Area Code)


     15 E. 26th Street, Suite 1711, New York, NY                 10010
      (Address of Principal Executive Offices)                 (Zip Code)



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
             Appointment of Principal Officers

     On February 17, 2005, the Chairman of the Board of Directors of the registrant resigned effective immediately.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 GENIO GROUP, INC.


                                                 /s/ Matthew J. Cohen
                                                 --------------------------
                                                 By:     Matthew J. Cohen
                                                 Its:    Chief Executive Officer

Date: February 22, 2005